Exhibit 3.75

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “NVC INTERNATIONAL INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SECOND DAY OF OCTOBER, A.D. 1981, AT 4 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWELFTH DAY OF AUGUST, A.D. 1982, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTH DAY OF JANUARY, A.D. 1983, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE EIGHTH DAY OF JANUARY, A.D. 1987, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF DECEMBER, A.D. 1987, AT 12:10 O’CLOCK P.M.

CERTIFICATE OF DESIGNATION, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1987, AT 12:10 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE NINTH DAY OF MARCH, A.D. 1988, AT 11:10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIRST DAY OF JULY, A.D.

	[SEAL]	/s/ Harriet Smith Windsor
		Harriet Smith Windsor, Secretary of State

0923739 8100H		AUTHENTICATION:	2876803

040036352		DATE:	01-16-04

1

1988, AT 9 O’CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE SECOND DAY OF JUNE, A.D. 1989, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE SECOND DAY OF JUNE, A.D. 1989, AT 9:01 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIRST DAY OF FEBRUARY, A.D. 1990, AT 9 O’CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE TWENTIETH DAY OF SEPTEMBER, A.D. 1993, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 1994, AT 10 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, FILED THE NINTH DAY OF NOVEMBER, A.D. 1994, AT 10 O’CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2000, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-THIRD DAY OF FEBRUARY, A.D. 2001, AT 3:30 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

	[SEAL]	/s/ Harriet Smith Windsor
		Harriet Smith Windsor, Secretary of State

0923739 8100H		AUTHENTICATION:	2876803

040036352		DATE:	01-16-04

2

FILED

OCT 2 1981 4 PM

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

OF

NVC INTERNATIONAL INC.

1.                                       The name of the corporation is:

NVC INTERNATIONAL INC.

2.                                       The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.                                       The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.                                       The total number of shares of stock which the corporation shall have authority to issue is Two Thousand (2,000) all of such shares shall be without par value.

5.                                       The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

6.                                       The name and mailing address of the incorporator is:

L. M. Custis
100 West Tenth Street
Wilmington, Delaware 19801

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 2nd day of October, 1981.

/s/ L. M. Custis
L. M. Custis

FILED

AUG 12 1982 10 AM

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * *

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                   That the Board of Directors of NVC INTERNATIONAL INC., by unanimous written consent of its members, filed with the minutes of the Board, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be and read as follows:

“The total number of shares of stock which the corporation shall have authority to issue is Five Million (5,000,000). All of such shares shall have a par value of One Dollar ($1.00) per share.

“All of the One Thousand (1,000) shares of stock of no par value currently outstanding shall be surrendered in exchange for shares having a par value of One Dollar ($1.00) on a one-to-one basis.

“The amount by which the stated value of the One Thousand (1,000) shares of stock of no par value exceeds the aggregate of the new par value of the shares exchanged for said stock shall be transferred to the corporation’s “Paid-in Surplus” account.”

SECOND:                    That thereafter, pursuant to resolution of its Board of Directors, upon written waiver of notice signed by all stockholders, the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:                               That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing and duly adopted at that time in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Board of Directors of NVC International Inc. has caused this certificate to be signed by Louis H. Powell, its President, and attested by Louis H. Powell, its Secretary this 11th day of  August, 1982.

NVC INTERNATIONAL INC.

By	/s/ Louis H. Powell
President

ATTEST:

By	/s/ Louis H. Powell
Secretary

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FILED

JAN 5 1983 10 AM

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF  INCORPORATION

OF

NVC INTERNATIONAL, INC.

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST:           The Board of Directors of NVC INTERNATIONAL INC., by unanimous written consent pursuant to Section 141(f) and 242 of the General Corporation Law of the State of Delaware, adopted a resolution setting forth, declaring advisable and directing the submission to the stockholders of, an amendment to Article 4 of the Certificate of Incorporation of NVC INTERNATIONAL INC., so that said Article 4 shall read in its entirety as follows:

“4.                                 The total number of shares of stock which the Corporation shall have authority to issue is Five Million (5,000,000).  All of such shares shall have a par value of One Dollar ($1.00) per share.

“                                          In case of the proposed issuance by the Corporation of shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, the holders of shares of Common Stock on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions, both to be fixed by the board of directors, to purchase such shares or other securities pro rata, as nearly as practicable, to their holdings of shares of Common Stock, at a price or prices not less favorable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such shares or other securities

(i)                                     are to be issued to effect a merger or consolidation or for consideration other than cash;

(ii)                                  are to be issued pursuant to an incentive stock option plan approved by the shareholders of the Corporation;

(iii)                               are to be issued in satisfaction of conversion or option rights theretofore granted by the Corporation;

(iv)                              are treasury shares;

(v)                                 are to be issued under a plan of reorganization approved in a proceeding under any applicable act of Congress relating to reorganization of corporations; or

(vi)                              are to be issued in connection with, or at any time after the effective date of, any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

“                                          Shares or other securities which have been offered to shareholders pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the board of directors may, at any time during the one-year period following the expiration of the time during which shareholders might have exercised such preemptive rights, be issued, sold or subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject to the preemptive rights of shareholders in accordance with the preceding paragraph.

“                                          The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation”.

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SECOND:                                            By consent in writing pursuant to Section 228(a) of the General Corporation Law of the State of Delaware, the holder of all of the outstanding shares of Common Stock of the Corporation (being the only authorized class of capital stock of the Corporation) voted in favor of the amendment set forth above.

THIRD:                                                       This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by Louis H. Powell, President of NVC INTERNATIONAL INC., and attested by Louis H. Powell, Secretary of NVC INTERNATIONAL INC., this 5th day of January, 1983.

NVC INTERNATIONAL INC.

By	/s/ Louis H. Powell
President

Attest:
[SEAL]
/s/ Louis H. Powell
Secretary

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727008013
FILED

JAN 8 1987 10 A.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NVC INTERNATIONAL INC.

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

FIRST:                                   The Board of Directors of NVC INTERNATIONAL INC., at a meeting duly held December 8, 1986 adopted a resolution setting forth, declaring advisable and directing the submission to the stockholders of, an amendment to Article 4 of the Certificate of Incorporation of NVC INTERNATIONAL INC., so that said Article 4 shall read in its entirety as follows:

“4.                                 The total number of shares of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000). All of such shares shall have a par value of ten cents ($0.10) per share.

In case of the proposed issuance by the Corporation of shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, each holder of shares of Common Stock and each holder of the 1986 Financing Options (as defined below) on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions, both to be fixed by the board of directors, to purchase such shares or other securities in the same ratio, as nearly as practicable, as is the ratio of the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding

1986 Financing Options held by such holder, to the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by all such holders, at a price or prices not less favourable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such shares or other securities

(i)                                     are to be issued to effect a merger or consolidation or for consideration other than cash;

(ii)                                  are to be issued pursuant to an incentive stock option plan approved by the holders of a majority of the issued shares of the corporation;

(iii)                               are to be issued in satisfaction of conversion or option rights theretofore granted by the Corporation;

(iv)                              are treasury shares;

(v)                                 are to be issued under a plan of reorganization approved in a proceeding under any applicable act of Congress relating to reorganization of corporations; or

(vi)                              are to be issued in connection with, or at any time after the effective date of, any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

Shares or other securities which have been offered to shareholders and holders of the 1986 Financing Options pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the board of directors may, at any time during the one-year period following the expiration of time during which shareholders and holders of the 1986 Financing Options might have exercised such preemptive rights, be issued, sold or subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders and holders of the 1986 Financing Options; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject

2

to the preemptive rights of shareholders and holders of the 1986 Financing Options in accordance with the preceding paragraph.

The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

The term “1986 Financing Options” as used in the second and third paragraphs of this Article shall mean the options and warrants exercisable to December 31, 1989 to purchase an aggregate of 2,113,000 shares of Common Stock issued to one or more of Rothchild Australia Limited, Mandemar (UK) Ltd, Citibank N.A., National Westminster Bank PLC, Banque Bruselles Lambert SA, Cayzer Limited, Fleet National Bank, Manufacturers Hanover Trust Company, Midland Bank PLC and Tambarle Pty Ltd in connection with a financial restructuring of the Corporation involving a 10 for one rights offering to stockholders on December 10, 1986.”

SECOND:                    That thereafter at a special meeting of stockholders of the corporation, duly called and held upon notice on December 19, 1986, a vote of the stockholders entitled to vote thereon was taken for and against the proposed amendment and a majority of the outstanding shares of Common Stock, being the only class of stock outstanding, were voted in favor of the amendment.

THIRD:                               That such amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3

IN WITNESS WHEREOF, this Certificate of Amendment has been signed by Lord Bonham-Carter, Chairman of the Board of Directors of NVC INTERNATIONAL INC., and attested by John R. Smith an Assistant Secretary of NVC INTERNATIONAL INC., this 14th day of December, 1986.

NVC INTERNATIONAL INC.

[SEAL]	By	/s/ Bonham-Carter
Chairman of the Board of Directors

Attest:

/s/ John R. Smith
Assistant Secretary

877355052
FILED

DEC 21 1987 12:10 P.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:           That the Board of Directors of NVC INTERNATIONAL INC., at a meeting held on October 29, 1987, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment recommended to the stockholders of the said corporation their adoption of a resolution providing for the amendment of Article of the Certificate of Incorporation of the Corporation to read in its entirity as follows:

“4.                                 The Corporation shall have authority to issue two classes of voting stock as follows: (a) Common Stock and (b) Redeemable Preferred Stock.

COMMON STOCK

The total number of shares of Common Stock which the Corporation shall have authority to issue is Sixty million (60,000,000), subject to any requirement to issue any additional shares pursuant to exercises of the “Conversion Rights” and the “Conversion and Purchase Rights”, as defined in paragraphs (ix) and (x) below. All of such shares shall have a par value of ten cents ($0.10) per share.

In case of the proposed issuance by the Corporation of additional shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, each holder of shares of Common Stock and each holder of the 1986 Financing Options (as defined below) on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions, both to be fixed by the Board of Directors, to purchase such shares or other securities in the same ratio, as nearly as practicable, as is the ratio of the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by such holder, to the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by all such holders, at a price or prices not less favourable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such shares or other securities

i)                                         are to be issued to effect a merger or consolidation or for consideration other than cash;

ii)                                      are to be issued pursuant to an incentive stock option plan approved by the holders of a majority of the issued shares of the Corporation;

iii)                                   are to be issued in satisfaction of conversion or option rights theretofore granted by the Corporation;

iv)                                  are treasury shares;

v)                                     are to be issued under a plan of reorganisation approved in a proceeding under any applicable act of Congress relating to reorganisation of corporations;

vi)                                  are to be issued in connection with, or at any time after the effective date of, any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation;

vii)                               are issued to Arne Naess Shipping Limited at a price of ten cents ($0.10) per share up to a limit of two million (2,000,000) shares;

viii)                            are issued to employees or consultants or former employees or consultants of the Corporation or any of its subsidiaries at a price of fifty cents ($0.50) per share up to an aggregate limit of three milllion (3,000,000) shares;

ix)                                    in connection with the retirement of certain debt of the Corporation and its subsidiaries

(the “Support Indebtedness”), are issued pursuant to the exercise by the following banks or companies (“the Support Lenders”), to which the Corporation is liable in respect of the Support Indebtedness, of their rights to convert (the “Conversion Rights”) certain of the Support Indebtedness into shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share:

Banque Bruxelles Lambert S.A.

Cayzer Limited

Citibank, N.A.

Fleet National Bank

Manufacturers Hanover Trust Company

Midland Bank PLC

National Westminster Bank PLC

NZI Capital Corporation Limited

NZI Securities Limited or NZI Securities

Australia Limited

Rothschild Australia Limited

Tambarle A.B. Limited

or issued to any bank or company who has had assigned or transferred to it from any of the Support Lenders any of their rights in respect of any liability of the Corporation to the Support Lenders;

x)                                      in connection with certain financing (the “Refinancing”) being made available by Bergen Bank A/S (“Bergen”) in order to refinance certain of the operations of the Corporation and certain of its subsidiaries, are issued to Bergen pursuant to Bergen’s right to convert certain of the Refinancing in respect of which the Corporation may become liable into, and in certain circumstances to purchase (together, the “Conversion and purchase Rights”), shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share, or to any bank or company which has had assigned or transferred to it from Bergen any rights of Bergen in respect of any liability of the Corporation to Bergen.

Shares of Common Stock or other securities which have been offered to shareholders and holders of the 1986 Financing Options pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the Board of Directors may, at any time during the one-year period following the expiration of time during which shareholders and holders of the 1986

Financing Options might have exercised such preemptive rights, be issued, sold or subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders and holders of the 1986 Financing Options; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject to the preemptive rights of shareholders and holders of the 1986 Financing Options in accordance with the preceding paragraph.

The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

The term “1986 Financing Options” as used in the second and third paragraphs of this Article shall mean the options and warrants exercisable to December 31, 1989 to purchase an aggregate of 2,113,000 shares of Common Stock issued to one or more of Rothschild Australia Limited, Mandemar (UK) Limited, Citibank, N.A., National Westminster Bank PLC, Banque Bruxelles Lambert S.A., Cayzer Limited, Fleet National Bank, Manufacturers Hanover Trust Company, Midland Bank PLC and Tambarle A.B. Limited in connection with a financing restructuring of the Corporation involving a 10-for-one rights offering to stockholders on December 10, 1986.

REDEEMABLE PREFERRED STOCK

The total number of shares of Redeemable Preferred Stock which the Corporation shall have authority to issue is one (1) (the “B-Share”). The B-Share shall have a par value of $100 and the holder thereof shall be entitled in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof to vote on each matter coming before the shareholders of the Corporation on which holders of the Common Stock are entitled to vote and, in such circumstances on each such matter, including, without limitation, the election of directors, shall be entitled to a sufficient number of votes as shall be required to constitute the applicable controlling “majority” (whether a simple majority or a qualified “super-majority”) as required under the General Corporation Laws of Delaware and/or the Articles of Incorporation or By-laws of the Corporation.

The B-Share shall not be entitled to any of the preemptive rights accruing to holders of the Common Stock as set forth above and shall have no right to receive dividends or distributions made to holders of the Common Stock. However, the B-Share shall be entitled to preference upon dissolution or liquidation of the Corporation in the amount of $100.

The B-Share shall be redeemed by the Corporation in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof.”

SECOND:                    That thereafter, at a special meeting of the stockholders of the Corporation, duly called and held, the stockholders of the Corporation , a quorum thereof being present and voting, the necesary number of shares as required by stature, voted in favor of the amendment.

THIRD:                               That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing and fuly adopted at that time in accordance with Section 242 of the General Corporation of the State of Delaware.

IN WITNESS WHEREOF, said Board of Directors of NVC International Inc. has caused this certificate to be signed by Nigel Denscombe, a Vice-President, and attested by John R. Smith, its Secretary this 18th day of December, 1987.

NVC INTERNATIONAL INC.

By	/s/ Nigel Denscombe
Vice President

ATTEST:

By	/s/ John R. Smith
Secretary

877363078

FILED

DEC 29 1987 12:10 P.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF DESIGNATIONS, PREFERENCES,

AND RIGHTS OF REDEEMABLE PREFERRED STOCK

OF NVC INTERNATIONAL INC.

(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

NVC INTERNATIONAL INC., a Delaware corporation (the “Corporation”) hereby certifies that pursuant to the authority contained in Article 4 of its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the following resolution was adopted by the Board of Directors of the Corporation with respect to the voting rights and redemption rights of the Redeemable Preferred Stock:

RESOLVED that pursuant to the authority conferred by the Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the issuance of one share of Redeemable Preferred Stock of the Corporation to Bergen Bank A/S, Kirkget, 23, 0153 Oslo 1, Norway (the “Bank”), and in accordance with the terms of the Loan Agreement with the Bank pursuant to which the one share of Redeemable Preferred Stock of the Corporation is being issued to it (the “Loan Agreement”), hereby agrees to and fixes the voting rights and the redemption provisions of the Redeemable Preferred Stock as follows:

The Holder of the Redeemable Preferred Stock shall be entitled to vote on each matter coming before the shareholders of this Corporation on which holders of the Common Stock of this Corporation are entitled to vote and, on each such matter, including without limitation, the

1

election of directors, shall be entitled to a sufficient number of votes as shall be required to constitute the applicable controlling “majority” (whether a simple “majority” or a qualified “super-majority”) as required under the General Corporation laws of Delaware and/or the Certificate of Incorporation or By-laws of this Corporation, provided that the Holder shall not be entitled to exercise any of such rights unless and until an Event of Default (as defined in the Loan Agreement) shall have occurred and shall only be entitled to exercise such rights if such an Event of Default is then continuing.

This Redeemable Preferred Share shall be automatically redeemed upon the earlier of (a) the prepayment to the Holder of a minimum of U.S. $1,000,000 of the loan made by the Holder to the Borrower pursuant to the Loan Agreement, provided that such prepayment is not financed by a borrowing obtained by the Borrower or any Guarantor (as defined in the Loan Agreement) and (b) the repayment of all amounts of principal and the payment of all amounts of interest and all other amounts due or to become due to the Holder pursuant to the Loan Agreement and (c) six months after the date of any transfer of this Redeemable Preferred Share to NZI Securities Australia Limited and Rothschild Australia Limited jointly.

The certificate for the Redeemable Preferred Share shall contain the foregoing provisions as to the Redeemable Preferred Shares and also the other provisions contained in the Certificate of Incorporation of the Corporation with respect to the Redeemable Preferred shares and also restrictions on transfer agreed to by the Corporation and the Lender,

2

and shall be in substantially the form of Exhibit A attached hereto.

IN WITNESS WHEREOF NVC INTERNATIONAL INC. has caused its corporate seal to be affixed hereto and this certificate to be signed by its Vice President and attested by its        Secretary this 24th day of December, 1987.

NVC INTERNATIONAL INC.

By	/s/ Nigel Denscombe
Vice President
Nigel Denscombe

[CORPORATE SEAL]

ATTEST:

/s/ John R. Smith
Secretary

3

PLEASE NOTE RESTRICTION ON TRANSFER OF THIS CERTIFICATE APPEARING ON PAGE TWO HEREOF.

NVC INTERNATIONAL INC.

CERTIFICATE

This Certificate (the “Certificate”) shall certify that Bergen Bank A/S (the “Holder”) of Kirkegt, 23, 0153 Oslo 1, Norway is the registered owner of one (1) Redeemable Preferred Share of this Corporation, having a par value of U.S. Dollars One Hundred ($100) with the rights stated in and subject to the terms and conditions of this Certificate.

This Certificate is issued in connection with a U.S. $4,000,000 Floating Rate Loan Facility Agreement dated the 11th of December 1987 (the “Loan Agreement”, which expression shall include any amendments or supplements thereto) between The National Video Corporation Limited (the “Borrower”), which company is an indirectly wholly owned subsidiary of this Corporation, as Borrower, and the Holder, as Lender under the Loan Agreement.

The Holder shall be entitled to vote on each matter coming before the shareholders of this Corporation on which holders of the Common Stock of this Corporation are entitled to vote and, on each such matter, including without limitation, the election of directors, shall be entitled to a sufficient number of votes as shall be required to constitute the applicable controlling “majority” (whether a simple “majority” or a qualified “super-majority”) as required under the General Corporation laws of Delaware and/or the Certificate of Incorporation or By-laws of this Corporation, provided that the Holder shall not be entitled to exercise any of such rights unless and until an Event of Default (as defined in the Loan Agreement) shall have occurred and shall only be entitled to exercise such rights if such an Event of Default is then continuing.

The Holding shall not be entitled to any of the pre-emptive rights accruing to holders of the Common Stock of this Corporation as set forth in its Certificate of Incorporation and shall have no right to receive dividends or distributions made to holders of such Common Stock. However, the Holder shall be entitled to preference upon dissolution or liquidation of this Corporation in the amount of U.S. Dollars One Hundred ($100).

This Redeemable Preferred Share shall be automatically redeemed upon the earlier of (a) the prepayment to the Holder of a minimum of U.S. $1,000,000 of the loan made by the Holder to the Borrower pursuant to the Loan Agreement, provided that such prepayment is not financed by a borrowing obtained by the Borrower or any Guarantor (as defined in the Loan Agreement) and (b) the repayment of all amounts of principal and the payment of all amounts of interest and all other amounts due or to become due to the Holder pursuant to the Loan Agreement and (c) six months after the date of any transfer of this Redeemable Preferred Share to NZI Securities Australia Limited and Rothschild Australia Limited jointly.

The Holder shall not without the proper written consent of this Corporation (having been duly authorised by its Board of Directors so to do) to the proposed transfer and the prior written approval of this Corporation (having been duly authorised by its Board of Directors so to do) to the proposed transferee be entitled to transfer this Redeemable Preferred Share to any person other than to a Subsidiary (as defined in the Loan Agreement) of the Holder or to NZI Securities Australia Limited and Rothschild Australia Limited jointly provided that the Holder at the same time transfers to such Subsidiary or NZI Securities Australia Limited and Rothschild Australia Limited jointly (as the case may be) all its rights in respect of the Loan (as defined in the Loan Agreement) and provided further that any such transferee shall be bound by the terms and conditions of this Share as if it had been originally issued to it.

GIVEN under the Corporate Seal of NVC INTERNATIONAL INC. this 14th day of December 1987.

[Corporate Seal]	Secretary

2

888059088

FILED

MAR 9 1988 11:10 A.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY :

FIRST:           That the Board of Directors of NVC INTERNATIONAL INC., at a meeting held on 8th February, 1988, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.  The resolution setting forth the proposed amendment recommended to the stockholders of the said corporation their adoption of a resolution providing for the amendment of Article 4 of the Certificate of Incorporation of the Corporation to read in its entirity as follows:

“4.                                 The Corporation shall have authority to issue two classes of voting stock as follows : (a) Common Stock and (b) Redeemable Preferred Stock.

COMMON STOCK

The total number of shares of Common Stock which the Corporation shall have authority to issue is Fifty Six Million and One Hundred Thousand (56,100,000), subject to any requirement to issue any additional shares pursuant to exercises of the “Conversion Rights” and the “Conversion and Purchase Rights”, as defined in paragraphs (iii) and (iv) below. All of such shares shall have a par value of ten cents ($0.10) per share.

In case of the proposed issuance by the Corporation of additional shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, each holder of shares of Common Stock and each holder of the 1986 Financing Options (as defined below) on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions, both to be fixed by the Board of Directors, to purchase such shares or other securities in the same ratio, as nearly as practicable, as is the ratio of the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by such holder, to the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by all such holders, at a price or prices not less favourable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such shares or other securities

i)                                         are issued to Arne Naess Shipping Limited at a price of ten cents ($0.10) per share up to a limit of two million (2,000,000) shares;

ii)                                      are issued to employees or consultants or former employees or consultants of the Corporation or any of its subsidiaries at a price of fifty cents ($0.50) per share up to an aggregate limit of three milllion (3,000,000) shares;

iii)                                   in connection with the retirement of certain debt of the Corporation and its subsidiaries (the “Support Indebtedness”), are issued pursuant to the exercise by the following banks or companies (“the Support Lenders”), to which the Corporation is liable in respect of the Support Indebtedness, of their rights to convert (the “Conversion Rights”) certain of the Support Indebtedness into shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share :

Banque Bruxelles Lambert S.A.

Cayzer Limited

Citibank, N.A.

Fleet National Bank

Manufacturers Hanover Trust Company

Midland Bank PLC

National Westminster Bank PLC

NZI Capital Corporation Limited

NZI Securities Limited or NZI Securities

Australia Limited

Rothschild Australia Limited

Tambarle A.B. Limited

or issued to any bank or company who has had assigned or transferred to it from any of the Support Lenders any of their rights in respect of any liability of the Corporation to the Support Lenders;

iv)                                  in connection with certain financing (the “Refinancing”) being made available by Bergen Bank A/S (“Bergen”) in order to refinance certain of the operations of the Corporation and certain of its subsidiaries, are issued to Bergen pursuant to Bergen’s right to convert certain of the Refinancing in respect of which the Corporation may become liable into, and in certain circumstances to purchase (together, the “Conversion and Purchase Rights”), shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share, or to any bank or company which has had assigned or transferred to it from Bergen any rights of Bergen in respect of any liability of the Corporation to Bergen.

Shares of Common Stock or other securities which have been offered to shareholders and holders of the 1986 Financing Options pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the Board of Directors may, at any time during the one-year period following the expiration of time during which shareholders and holders of the 1986 Financing Options might have exercised such preemptive rights, be issued, sold or subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders and holders of the 1986 Financing Options; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject to the preemptive rights of shareholders and holders of the 1986 Financing Options in accordance with the preceding paragraph.

The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

The term “1986 Financing Options” as used in the second and third paragraphs of this Article shall mean the options and warrants exercisable to December 31, 1989 to purchase an aggregate of 2,113,000 shares of Common Stock issued to one or more of Rothschild Australia Limited, Mandemar (UK) Limited, Citibank, N.A., National Westminster Bank PLC, Banque Bruxelles Lambert S.A., Cayzer Limited, Fleet National Bank, Manufacturers Hanover Trust Company, Midland Bank PLC and Tambarle A.B. Limited in connection with a financing restructuring of the Corporation involving a 10-for-one rights offering to stockholders on December 10, 1986.

REDEEMABLE PREFERRED STOCK

The total number of shares of Redeemable Preferred Stock which the Corporation shall have authority to issue is one (1) (the “B-Share”). The B-Share shall have a par value of $100 and the holder thereof shall be entitled in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof to vote on each matter coming before the shareholders of the Corporation on which holders of the Common Stock are entitled to vote and, in such circumstances on each such matter, including, without limitation, the election of directors, shall be entitled to a sufficient number of votes as shall be required to constitute the applicable controlling “majority” (whether a simple majority or a qualified “super-majority”) as required under the General Corporation Laws of Delaware and/or the Articles of Incorporation or By-laws of the Corporation.

The B-Share shall not be entitled to any of the preemptive rights accruing to holders of the Common Stock as set forth above and shall have no right to receive dividends or distributions made to holders of the Common Stock. However, the B-Share shall be entitled to preference upon dissolution or liquidation of the Corporation in the amount of $100.

The B-Share shall be redeemed by the Corporation in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof.”

SECOND:                    That thereafter, at a special meeting of the stockholders of the Corporation, duly called and held, the stockholders of the Corporation, a quorum thereof being present and voting, the necesary number of shares as required by stature, voted in favor of the amendment.

THIRD:                               That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing and fuly adopted at that time in accordance with Section 242 of the General Corporation of the State of Delaware.

IN WITNESS WHEREOF, said Board of Directors of NVC International Inc. has caused this certificate to be signed by Arne Naess, Chairman of the Board of Directors, and attested by John R. Smith, its Secretary this 29th day of February, 1988.

NVC INTERNATIONAL INC.

/s/ Arne Naess
By Chairman

ATTEST:

By	/s/ John R. Smith
Secretary

888183112

FILED

JUL 1 1988 9 A.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY :

FIRST:                                   That the Board of Directors of NVC INTERNATIONAL INC., at a meeting held on 9th May, 1988, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment recommended to the stockholders of the said corporation their adoption of a resolution providing for the amendment of Article 4 of the Certificate of Incorporation of the Corporation to read in its entirety as follows:

“4.                                 The Corporation shall have authority to issue two classes of voting stock as follows : (a) Common Stock and (b) Redeemable Preferred Stock.

COMMON STOCK

The total number of shares of Common Stock which the Corporation shall have authority to issue is Fifty Nine Million and Seven Hundred Thousand (59,700,000), subject to any requirement to issue any additional shares pursuant to exercises of the “Conversion Rights” and the “Conversion and Purchase Rights”, as defined in paragraphs (iii) and (iv) below.   All of such shares shall have a par value of ten cents ($0.10) per share.

In case of the proposed issuance by the Corporation of additional shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, each holder of shares of Common Stock and each holder of the 1986 Financing Options (as defined below) on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions, both to be fixed by the Board of Directors, to purchase such shares or other securities in the same ratio, as nearly as practicable, as is the ratio of the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by such holder, to the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by all such holders, at a price or prices not less favourable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such shares or other securities

i)                                         are issued to Arne Naess Shipping Limited at a price of ten cents ($0.10) per share up to a limit of two million (2,000,000) shares;

ii)                                      are issued to employees or consultants or former employees or consultants of the Corporation or any of its subsidiaries at a price of fifty cents ($0.50) per share up to an aggregate limit of three milllion (3,000,000) shares;

iii)                                   in connection with the retirement of certain debt of the Corporation and its subsidiaries (the “Support Indebtedness”), are issued pursuant to the exercise by the following banks or companies (“the Support Lenders”), to which the Corporation is liable in respect of the Support Indebtedness, of their rights to convert (the “Conversion Rights”) certain of the Support Indebtedness into shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share :

Banque Bruxelles Lambert S.A.

Cayzer Limited

Citibank, N.A.

Fleet National Bank

Manufacturers Hanover Trust Company

Midland Bank PLC

National Westminster Bank PLC

NZI Capital Corporation Limited

NZI Securities Limited or NZI Securities

Australia Limited

Rothschild Australia Limited

Tambarle A.B. Limited

or issued to any bank or company who has had assigned or transferred to it from any of the Support Lenders any of their rights in respect of any liability of the Corporation to the Support Lenders;

iv)                                  in connection with certain financing (the “Refinancing”) being made available by Bergen Bank A/S (“Bergen”) in order to refinance certain of the operations of the Corporation and certain of its subsidiaries, are issued to Bergen pursuant to Bergen’s right to convert certain of the Refinancing in respect of which the Corporation may become liable into, and in certain circumstances to purchase (together, the “Conversion and Purchase Rights”), shares of the Common Stock of the Corporation at a price of forty cents ($0.40) per share, or to any bank or company which has had assigned or transferred to it from Bergen any rights of Bergen in respect of any liability of the Corporation to Bergen.

v)                                     in connection with certain financing being made available by NZI Securities (Australia) Limited (“NZI”) to the Corporation and its subsidiaries, are issued to NZI pursuant to NZI’s right to convert into shares of Common Stock of the Corporation at the price of fifty cents ($0.50) per share.

Shares of Common Stock or other securities which have been offered to shareholders and holders of the 1986 Financing Options pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the Board of Directors may, at any time during the one-year period following the expiration of time during which shareholders and holders of the 1986 Financing Options might have exercised such preemptive rights, be issued, sold or subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders and holders of the 1986 Financing Options; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject to the preemptive rights of shareholders and holders of the 1986 Financing Options in accordance with the preceding paragraph.

The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

The term “1986 Financing Options” as used in the second and third paragraphs of this Article shall mean the options and warrants exercisable to December 31, 1989 to purchase an aggregate of 2,113,000 shares of Common Stock issued to one or more of Rothschild Australia Limited, Mandemar (UK) Limited, Citibank, N.A., National Westminster Bank PLC, Banque Bruxelles Lambert S.A., Cayzer Limited, Fleet National Bank, Manufacturers Hanover Trust Company, Midland Bank PLC and Tambarle A.B. Limited in connection with a financing restructuring of the Corporation involving a 10-for-one rights offering to stockholders on December 10, 1986.

REDEEMABLE PREFERRED STOCK

The total number of shares of Redeemable Preferred Stock which the Corporation shall have authority to issue is one (1) (the “B-Share”). The B-Share shall have a par value of $100 and the holder thereof shall be entitled in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof to vote on each matter coming before the shareholders of the Corporation or which holders of the Common Stock are entitled to vote and, in such circumstances on each such matter, including, without limitation, the election of directors, shall be entitled to a sufficient number of votes as shall be required to constitute the applicable controlling “majority” (whether a simple majority or a qualified “super-majority”) as required under the General Corporation Laws of Delaware and/or the Articles of Incorporation or By-laws of the Corporation.

The B-Share shall not be entitled to any of the preemptive rights accruing to holders of the Common Stock as set forth above and shall have no right to receive dividends or distributions made to holders of the Common Stock.  However, the B-Share shall be entitled to preference upon dissolution or liquidation of the Corporation in the amount of $100.

The B-Share shall be redeemed by the Corporation in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof.”

SECOND:                    That thereafter, at a special meeting of the stockholders of the Corporation, duly called and held, the stockholders of the Corporation, a quorum thereof being present and voting, the necesary number of shares as required by stature, voted in favor of the amendment.

THIRD:                               That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing and fuly adopted at that time in accordance with Section 242 of the General Corporation of the State of Delaware.

IN WITNESS WHEREOF, said Board of Directors of NVC International Inc. has caused this certificate to be signed by Julian Wills, Vice Chairman of the Board of Directors, and attested by John R. Smith, its Secretary this 14th day of June, 1988.

NVC INTERNATIONAL INC.

By	/s/ JULIAN WILLS
JULIAN WILLS
Vice Chairman

ATTEST:

By	/s/ JOHN R. SMITH
JOHN R. SMITH
Secretary

899153041

FILED

JUN 2 1989 9 A.M.

/s/ [ILLEGIBLE]
CAM. 911	SECRETARY OF STATE

CERTIFICATE

FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION

NVC INTERNATIONAL INC., a corporation organized under the laws of Delaware, The Certificate of Incorporation of which was filed in the office of the Secretary of State on the 2nd day of October, 1981, the Certificate of Incorporation of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its Certificate of Incorporation of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its Certificate of Incorporation, and hereby certifies as follows:

1.                                       The name of this corporation is NVC INTERNATIONAL INC.

2 .                                    Its registered office in the State of Delaware is located at 15 North Street, Dover, Delaware, Kent County 19901 and the name of its registered agent at such address is National Corporate Research, Ltd.

3.                                       The date when the restoration, renewal, and revival of the Certificate of Incorporation of this company is to commence is the 28th day of February A.D. 1989, same being prior to the date of the expiration of the Certificate of Incorporation. This renewal and revival of the Certificate of Incorporation of this corporation is to be perpetual.

4.                                       This corporation was duly organized under the Laws of the State of Delaware and carried on the business authorized by its Certificate of Incorporation until the 1st day of March A.D. 1989, at which time its Certificate of Incorporation became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, said NVC INTERNATIONAL INC. in compliance with Section 312 of Title 8 of the Delaware Code has caused this certificate to be signed by Geoffrey M. Chinn its last and acting Vice President, and attested by Benjamin I. Dyett, Jr., its last and acting Assistant Secretary, this 30th day of May, 1989

NVC INTERNATIONAL INC.

		By:	/s/ Geoffrey M. Chinn
Geoffrey M. Chinn
Vice President

ATTEST:

By:	/s/ Benjamin I. Dyett, Jr.
Benjamin I. Dyett, Jr. Assistant Secretary

899158042

FILED

JUN 2 1989 9:01 A.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY :

FIRST:                                   That the Board of Directors of NVC INTERNATIONAL INC., at a meeting held on 19th May, 1988, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment recommended to the stockholders of the said corporation their adoption of a resolution providing for the amendment of Article 4 of the Certificate of Incorporation of the Corporation to read in its entirety as follows:

“4.                                 The Corporation shall have authority to issue two classes of voting stock as follows:  (a) Common Stock and (b) Redeemable Preferred Stock.

COMMON STOCK

The total number of shares of Common Stock which the Corporation shall have authority to issue is Sixty One Million and Seven Hundred Thousand (61,700,000), subject to any requirement to issue any additional shares pursuant to exercises of the “Conversion Rights” and the “Conversion and Purchase Rights”, as defined in paragraphs (iii) and (iv) below. All of such shares shall have a par value of ten cents ($0.10) per share.

In case of the proposed issuance by the Corporation of additional shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, each holder of shares of Common Stock and each holder of the 1986 Financing Options (as defined below) on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions, both to be fixed by the Board of Directors, to purchase such shares or other securities in the same ratio, as nearly as practicable, as is the ratio of the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by such holder, to the sum of the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable upon exercise of outstanding 1986 Financing Options held by all such holders, at a price or prices not less favourable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such shares or other securities

i)                                         are issued to Arne Naess Shipping Limited at a price of ten cents ($0.10) per share up to a limit of two million (2,000,000) shares;

ii)                                      are issued to employees, directors or consultants or former employees, directors or consultants of the Corporation or any of its subsidiaries at a price to be determined by the Board of Directors at the time of issue up to an aggregate limit of five milllion (5,000,000) shares;

iii)                                   in connection with the retirement of certain debt of the Corporation and its subsidiaries (the “Support Indebtedness”), are issued pursuant to the exercise by the following banks or companies (“the Support Lenders”), to which the Corporation is liable in respect of the Support Indebtedness, of their rights to convert (the “Conversion Rights”) certain of the Support Indebtedness into shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share :

Banque Bruxelles Lambert S.A.

Cayzer Limited

Citibank, N.A.

Fleet National Bank

Manufacturers Hanover Trust Company

Midland Bank PLC

National Westminster Bank PLC

NZI Capital Corporation Limited

NZI Securities Limited or NZI Securities

Australia Limited

Rothschild Australia Limited

Tambarle A.B. Limited

or issued to any bank or company who has had assigned or transferred to it from any of the Support Lenders any of their rights in respect

iv)                                  in connection with certain financing (the “Refinancing”) being made available by Bergen Bank A/S (“Bergen”) in order to refinance certain of the operations of the Corporation and certain of its subsidiaries, are issued to Bergen pursuant to Bergen’s right to convert certain of the Refinancing in respect of which the Corporation may become liable into, and in certain circumstances to purchase (together, the “Conversion and Purchase Rights”), shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share, or to any bank or company which has had assigned or transferred to it from Bergen any rights of Bergen in respect of any liability of the Corporation to Bergen.

v)                                     in connection with certain financing being made available by NZI Securities (Australia) Limited (“NZI”) to the Corporation and its subsidiaries, are issued to NZI pursuant to NZI’s right to convert into shares of Common Stock of the Corporation at the price of fifty cents ($0.50) per share.

Shares of Common Stock or other securities which have been offered to shareholders and holders of the 1986 Financing Options pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the Board of Directors may, at any time during the one-year period following the expiration of time during which shareholders and holders of the 1986 Financing Options might have exercised such preemptive rights, be issued, sold or subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders and holders of the 1986 Financing Options; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject to the preemptive rights of shareholders and holders of the 1986 Financing Options in accordance with the preceding paragraph.

The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.

The term “1986 Financing Options” as used in the second and third paragraphs of this Article shall mean the options and warrants exercisable to December 31, 1989 to purchase an aggregate of 2,113,000 shares of Common Stock issued to one or more of Rothschild Australia Limited, Mandemar (UK) Limited, Citibank, N.A., National Westminster Bank PLC, Banque Bruxelles Lambert S.A., Cayzer Limited, Fleet National Bank, Manufacturers Hanover Trust Company, Midland Bank PLC and Tambarie A.B. Limited in connection with a financing restructuring of the Corporation involving a 10-for-one rights offering to stockholders on December 10, 1986.

REDEEMABLE PREFERRED STOCK

The total number of shares of Redeemable Preferred Stock which the Corporation shall have authority to issue is one (1) (the “B-Share”). The B-Share shall have a par value of $100 and the holder thereof shall be entitled in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof to vote on each matter coming before the shareholders of the Corporation on which holders of the Common Stock are entitled to vote and, in such circumstances on each such matter, including, without limitation, the election of directors, shall be entitled to a sufficient number of votes as shall be required to constitute the applicable controlling “majority” (whether a simple majority or a qualified “super-majority”) as required under the General Corporation Laws of Delaware and/or the Articles of Incorporation or By-laws of the Corporation.

The B-Share shall not be entitled to any of the preemptive rights accruing to holders of the Common Stock as set forth above and shall have no right to receive dividends or distributions made to holders of the Common Stock. However, the B-Share shall be entitled to preference upon dissolution or liquidation of the Corporation in the amount of $100.

The B-Share shall be redeemed by the Corporation in such circumstances as the Corporation may agree with the holder of the B-Share at the time of issue thereof.”

SECOND:                    That thereafter, at a special meeting of the stockholders of the Corporation, duly called and held, the stockholders of the Corporation, a quorum thereof being present and voting, the necesary number of shares as required by stature, voted in favor of the amendment.

THIRD:                               That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing and fully adopted at that time in accordance with Section 242 of the General Corporation of the State of Delaware.

IN WITNESS WHEREOF, said Board of Directors of NVC International Inc. has caused this certificate to be signed by Julian Wills, Vice-Chairman of the Board of Directors, and attested by John R. Smith, its Secretary this 12th day of April, 1989.

NVC INTERNATIONAL INC.

		By	/s/ Julian Wills
[SEAL]			Vice Chairman

ATTEST:

By	/s/ John R. Smith
Secretary

909032080

FILED
FEB 1 1990 9 A.M.

/s/ [ILLEGIBLE]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC INTERNATIONAL INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                   That the Board of Directors of NVC INTERNATIONAL INC., at a meeting held on 3rd January 1990, duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof.  The resolution setting forth the proposed amendment recommended to the stockholders of the said corporation their adoption of a resolution providing for the amendment of Article 4 of the Certificate of Incorporation of the Corporation to read in its entirety as follows:

“4.                                 The total number of shares of Common Stock which the Corporation shall have authority to issue is Sixty One Million and Seven Hundred Thousand (61,700,000). All of such shares shall have a par value of ten cents ($0.10) per share.

In case of the proposed issuance by the Corporation of additional shares of Common Stock or any other securities convertible into or carrying rights or options to purchase shares of Common Stock, each holder of shares of Common Stock on a record date to be fixed by the Board of Directors shall have the right during a reasonable time and on reasonable conditions both to be fixed by the Board of Directors, to purchase such shares or other securities in the same ratio , as nearly as practicable, as is the ratio of the sum of the number of shares of outstanding Common Stock held by such holder, to the sum of the number of shares of Outstanding Common Stock held by all such holders, at a price or prices not less favourable than the price or prices at which such shares or other securities are proposed to be offered for sale to others, provided that the foregoing shall not apply in the case of any proposed issuance by the Corporation of shares of Common Stock or other securities convertible into or carrying rights or options to purchase shares of Common Stock if such Shares or other securities

i)                                         are issued to Arne Naess Shipping Limited at a price of ten cents ($0.10) per share up to a limit of two million (2,000,000) shares;

ii)                                     are issued to employees, directors or consultants or former employees, directors or consultants of the Corporation or any of its subsidiaries at a price to be determined by the Board of Directors at the time of issue up to an aggregate limit of five million (5,000,000) shares;

iii)                                  in connection with the retirement of certain debt of the Corporation and its subsidiaries (the “Support Indebtedness”), are issued pursuant to the exercise by the following banks or companies (“the Support Lenders”), to which the Corporation is liable in respect of  the Support indebtedness, of their rights to convert (the “Conversion Rights”) certain of the Support Indebtedness into shares of the Common Stock of the Corporation at a price of fifty cents ($0.50) per share:

Banque Bruxelles Lambert S.A.

Cayzer Limited

Citibank, N.A.

Fleet National Bank

Manufacturers Hanover Trust Company

Midland Bank PLC

National Westminster Bank PLC

Rothschild Australia Limited

Tamberle A.B. Limited

or issued to any bank or company who has had assigned or transferred to it from any of the any liability of the Corporation to the Support Lenders;

iv)                                  in connection with certain financing being made available by FennoScandia Bank Limited (“FennoScandia”) to refinance certain of the operations of the Corporation and certain of its subsidiaries, options to purchase Three Million (3,000,000) Shares of Common Stock be issued to FennoScandia at a price of twenty five cents ($0.25) per share, and on other terms and conditions agreed by the Corporation.

Shares of Common Stock or other securities which have been offered to shareholders pursuant to the preceding paragraph and which have not been purchased by them within the time fixed by the Board of Directors may, at any time during the one-year period following the expiration of time during which shareholders might have exercised such preemptive rights, be issued, sold on subjected to rights or options to any other person or persons at a price or prices not less than the price or prices at which they were offered to such shareholders; any such shares or other securities not so issued, sold or subjected to rights or options to others during such one-year period shall thereafter again be subject to the preemptive rights of shareholders in accordance with the preceding paragaph.

The provisions of the two preceding paragraphs shall become null and void and of no effect upon the effective date of any registration of shares of the Corporation’s Common Stock under the Securities Act of 1933 or any successor legislation.”

SECOND:                    That thereafter, at a special meeting of the stockholders of the Corporation, duly called and held, the stockholders of the Corporation, a quorum thereof being present and voting, the necessary number of shares as required by stature, voted in favor of the amendment.

THIRD:                               That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing and fully adopted at that time in accordance with section 242 of the General Corporation of the State of Delaware.

IN WITNESS WHEREOF, said Board of Directors of NVC International Inc. has caused this certificate to be signed by Julian Wills, Chairman of the Board of Directors, and attested by John R, Smith, its Secretary this 18th day of January , 1990.

NVC INTERNATIONAL INC.

		BY	/s/ Julian Wills
Chairman

ATTEST:

By	/s/ John R. Smith
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/20/1993
932655114 - 923739

Certificate

for Renewal and Revival of Charter

NVC INTERNATIONAL INC., a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1.                                       The name of this corporation is NVC INTERNATIONAL INC.

2.                                       Its registered office in the State of Delaware is located at 15 North Street, City of Dover, Zip Code 19901, County of Kent the name and address of its registered agent is National Corporate Research, Ltd.

3.                                       The date of filing of the original Certificate of Incorporation in Delaware was 10/2/1981

4.                                       The date when restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

5.                                       This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1993 at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, Charles Julian Wills, the last and acting President, and Brian Philip Jones, the last and acting Secretary of NVC International INC, have hereunto set their hands to this certificate this Thirteenth day of September, 1993

/s/ Charles Julian Wills
Last and Acting President

ATTEST:

/s/ Brian Phillip Jones
Last and Acting Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 11/09/1994
944214806 - 923739

CERTIFICATE OF CORRECTION

OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC International Inc., a Delaware corporation, pursuant to Section 103(f) of the General Corporation Law of the State of Delaware, hereby certifies that:

1.                                       The Certificate of Amendment of Certificate of Incorporation of NVC International Inc. which was filed with the Secretary of State of the State of Delaware on September 28, 1994, is an inaccurate record of the corporate action therein referred to.

2.                                       Said Certificate of Amendment is incorrect in that it inadvertently omitted from the second sentence of the new paragraph added to the end of Article 1 of the Certificate of Incorporation the words “, and shall receive,” and the words “obtained by multiplying $0.5755 by the number.”

3.                                       Said Certificate of Amendment is incorrect in that it inadvertently included in the third sentence of the new paragraph added to the end of Article 4 of the Certificate of Incorporation typographical errors in the words “Twenty Thousand” and in the words “Old common Stock.”

4.                                       The second and third sentences of the new paragraph added to the end of Article 4 of the Certificate of Incorporation are corrected to read as follows:

“Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by twenty thousand (20,000) shall, with respect to such fractional interest, be entitled to receive, and shall receive, from the Corporation in lieu of fractions of shares of New Common Stock an amount in cash equal to the product obtained by multiplying $0.5755 by the number of shares of Old Common Stock held by such stockholder which is not evenly divisible by twenty thousand (20,000). Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of old Common Stock represented by such certificate shall have been reclassified; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled.”

IN WITNESS WHEREOF, NVC International Inc., has caused this Certificate of Correction to be signed by Charles Julian Wills, its President, this 24th day of October, 1994.

NVC INTERNATIONAL INC.

By:	/s/ Charles Julian Wills
president

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 09/28/1994
944183299 - 923739

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

NVC International Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:                                   That the Board of Directors of the Corporation, at a meeting duly called and held, adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and providing for the submission of said amendment to the Corporation’s stockholders for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that, conditioned upon and subject to the approval thereof by the stockholders of the Corporation, Article 4 of the Certificate of Incorporation of this Corporation be amended by adding a new paragraph to the end of said Article 4, as heretofore amended, which new paragraph shall read as follows:

Upon the filing and effectiveness (the “Effective Time”) of a Certificate of Amendment of Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware to reflect the addition of this paragraph to Article 4 of the Corporation’s Certificate of incorporation, each twenty thousand (20,000) shares of the Corporation’s common stock, $0.10 par value per share, issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified as and changed into one (1) validly issued, fully paid and non-assessable share of the Corporation’s common stock, $0.10 par value per share (“New Common stock”), without any action by the holder thereof. Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by twenty thousand (20,000) shall, with respect to such fractional interest, be entitled to receive from the Corporation in lieu of fractions of shares of New Common Stock an amount in cash equal to the product of shares of Old Common Stock held by such stockholder which is not evenly divisible by Twenty Thousand (20,000). Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old common Stock represented by such certificate shall have been reclassified; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled.”

SECOND:                    That this amendment has been duly adopted by written consent of the stockholders of the Company given in accordance with Section 228 of the General Corporation Law of the State of Delaware and written notice thereof has been given to those stockholders who did not consent in writing.

THIRD:                               That this amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, NVC International Inc. has caused this certificate to be signed by Charles Julian Wills, its President, this 23rd day of September, 1994.

/s/ Charles Julian Wills
President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 12/28/2000
001655243 - 0923739

CERTIFICATE FOR RENEWAL AND REVIVAL OF

CERTIFICATE OF INCORPORATION OF

NVC INTERNATIONAL INC.

NVC International Inc., a corporation organized under the laws of Delaware (the “Corporation”), the Certificate of Incorporation of which was filed in the office of the Secretary of State on the 2nd day of October, 1981 and thereafter voided for non-payment of taxes, now desiring to procure a revival of its Certificate of Incorporation, hereby certifies as follows:

FIRST:                                   The name borne by the Corporation at the time its Certificate of Incorporation became void is NVC International Inc.

SECOND:                    Its registered office in the State of Delaware is located at the Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle and the name of its registered agent at such address is The Corporation Trust Company.

THIRD:                               The date when revival of the Certificate of Incorporation of the Corporation is to commence is the 29th day of February, 1996, same being prior to the date the Certificate of Incorporation became void. Revival of the Certificate of Incorporation is to be perpetual.

FOURTH:               The Corporation was duly organized under the laws of the State of Delaware and carried on the business authorized by its Certificate of Incorporation until the 1st day of March, 1996, at which time its Certificate of Incorporation became inoperative and void for non-payment of taxes and this Certificate for Renewal and Revival is filed by authority of the duly elected directors of the Corporation with the laws of Delaware.

IN WITNESS WHEREOF, said Corporation in compliance with Section 312 of Title 8 of the Delaware Code has caused this Certificate to be signed by Brian Philip Jones, its last and acting Secretary, this 18th day of December, 2000.

NVC INTERNATIONAL INC.

By:	/s/ Brian Philip Jones
Name:	Brian Philip Jones
Title:	Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NVC INTERNATIONAL INC.

NVC International Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify as follows:

FIRST:                                   That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article Fourth in its entirety thereof so that, as amended, said Article Fourth shall be and read as follows:

“4.                                 The total number of shares of stock which the corporation shall have authority to issue is five thousand (5,000), all of which shall have no par value and be classified as common stock.”

SECOND:                    That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:30 PM 02/23/2001
010091812 - 0923739

THIRD:                               That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed by Janice Cannon, its Assistant Secretary, this 20th day of February, 2001.

NVC INTERNATIONAL INC.

By:	/s/ Janice Cannon
Name:	Janice Cannon
Title:	Assistant Secretary

2